UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of earliest event reported: January 13, 2012:

Mirenco, Inc.

(Exact name of registrant as specified in its charter)

         Iowa                            333-41092                         39-1878581

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer

    of  incorporation or                                                             Identification No.)

            organization)

206 May Street, P.O. Box 343, Radcliffe, Iowa 50230

(Address of principal executive offices) (Zip Code)

(515)899-2164

Registrant's telephone number, including area code:

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 3.02  Unregistered Sales of Securities

On December 29, 2011, the board of Directors adopted the Certificate of Designation of Series B Preferred Stock of Mirenco, Inc. (the “Certificate”).  This series of the Company’s no par value preferred stock will be represented by a single series, Series B Preferred Stock.  The number of shares constituting the Series B Preferred Stock will be 5,000,000 which may be decreased from time to time, but not increased.  The holders of Series B Preferred Stock will be entitled to receive cumulative dividends per share at the rate of 18.0% per year on the Redemption Price (defined in the Certificate as $.10 per share), payable upon declaration by the Board of Directors.  The Company will be obligated to redeem all outstanding shares of Series B Preferred Stock on December 31, 2017, at the Redemption Price and to pay any accrued but unpaid dividends thereon.  Any time, or from time to time, after December 31, 2012, the Company may redeem any or all outstanding shares of Series B Preferred Stock upon thirty days advance written notice to the holder and payment of the Redemption Price of $.10 per share plus all accrued and unpaid dividends up to the date of redemption.  Commencing on the date of issue, each share of Series B Preferred Stock and any accrued by unpaid dividends thereon shall be convertible, at the option of the holder thereof, into fully paid and nonassessable shares of Common Stock.

The Series B Preferred stock will be offered and sold to existing shareholders who are residents of the State of Iowa.  The shares of the Series B Preferred Stock will be offered and sold in reliance on exemptions from registration pursuant to Section 3(a)(11) under the Securities Act of 1933, as amended, and Rule 147  promulgated thereunder, based on the nature of the investors and certain representations made to us.  The maximum aggregate offering price for the shares of Series B Preferred Stock, including those previously sold, is $500,000.

The Company filed the Certificate with the Iowa Secretary of State on January 13, 2012.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation filed with Iowa Secretary of State January 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRENCO, INC.
Date: January 17, 2012	By:	/s/ DWAYNE FOSSEEN
Dwayne Fosseen
Chief Executive Officer(Principal Executive Officer)

Exhibit 3.1

CERTIFICATE OF DESIGNATION

SERIES B PREFERRED STOCK

of

MIRENCO, INC.

The following constitutes the designation of the Series B Preferred Stock of Mirenco, Inc. (the “Company”) as adopted by the Board of Directors on December 29, 2011 pursuant to Section 490.602 of the Iowa Business Corporation Act.

1.

DESIGNATION AND NUMBER

1.1

This series of the Company’s $0.01 par value preferred stock (“Preferred Stock”) shall be represented by a single series designated as the Series B Preferred Stock (the “Series B Preferred Stock”).  The number of shares constituting the Series B Preferred Stock shall be 5,000,000 which number may be decreased from time to time, but not increased, by the vote of the Board of Directors.

1.2

Capitalized terms used herein and not otherwise defined shall have the meanings set forth below.

1.2.1

“Common Stock” means the Common Stock, no par value per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

1.2.2  “Conversion Price” means the Initial Conversion Price, adjusted as provided in Sections 7.3 and 7.4 below.

1.2.3   “Initial Conversion Price” means an amount equal to the Redemption Price.

1.2.4

“Person” means any individual, firm, corporation, partnership, trust, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

1.2.5

“Redemption Price” means $ 0.10 per share.

2.

RANKING

The Series B Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank in relation to all other equity securities of the Company and any other series or class of the Company’s preferred or common stock, now or hereafter authorized, in accordance with the provisions of this Certificate.

3.

DIVIDENDS AND DISTRIBUTIONS

The holders of shares of Series B Preferred Stock shall be entitled to receive cumulative dividends per share each year at the rate of 18.0% per year on the Redemption Price, payable upon declaration by the Board of Directors out of any assets legally available therefor, prior and in preference to any declaration of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock, or any series of Preferred Stock ranking junior to the Series B Preferred Stock, of this Corporation.

4.

VOTING RIGHT  Except as otherwise required by law, the holders of shares of Series B Preferred Stock shall not have voting rights.

5.

REDEMPTION   The Company shall redeem all outstanding shares of Series B Preferred Stock on December 31, 2017, at the Redemption Price and pay any accrued but unpaid dividends thereon.  Any time, or from time to time, after December 31, 2012, the Company may redeem any or all outstanding shares of Series B Preferred Stock upon thirty (30) days advance written notice to the holder and payment of the Redemption Price plus all accrued and unpaid dividends up to the date of redemption.

6.

LIQUIDATION, DISSOLUTION OR WINDING UP

6.1

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, before any distribution or payment is made to any holder of Common Stock, or any series of Preferred Stock ranking junior to the Series B Preferred Stock, the holders of shares of Series B Preferred Stock shall first be entitled to be paid in full in an amount equal to (i) the Redemption Price plus (ii) an amount equal to all accrued but unpaid dividends on such Shares accrued up to such date of distribution or payment, with respect to each share of Series B Preferred Stock (in the aggregate, the “Preference Payment”).

6.2

If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to the holders of Series B Preferred Stock shall be insufficient to permit payment in full to such holders of the Preference Payment, then all of the assets available for distribution to holders of the Series B Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

6.3

If, in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Series B Preferred Stock shall have been paid the Preference Payment in full, the remaining net assets of the Company shall be distributed ratably to the holders of Common Stock, and holders of all other series of Preferred Stock in accordance with the rights and preferences of such other Preferred Stock.

6.4

The consolidation or the merger of the Company with or into any other Person or the sale or other distribution to another Person of all or substantially all the assets, property or business of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 6.

7.

CONVERSION TO COMMON STOCK

7.1

Right to Convert/ Mandatory Conversion.  Commencing on the date of issue, each share of Series B Preferred Stock and any accrued but unpaid dividends thereon shall be convertible, at the option of the holder thereof, into fully paid and nonassessable shares of Common Stock in accordance with this Section 7.  Any time, or from time to time, after December 31, 2012, by delivery of thirty (30) days advance written notice to the holder thereof, the Company may cause any or all outstanding shares of Series B Preferred Stock to convert, without any action on the part of the holder, into fully paid and nonassessable shares of Common Stock in accordance with this Section 7.

7.2

Number of Shares of Common Stock Issuable upon Conversion.  The number of shares of Common Stock to be issued upon conversion of each share of Series B Preferred Stock shall be determined by dividing the Initial Conversion Price plus the amount of accrued but unpaid dividends for that share by the Conversion Price then in effect.   No fractional shares of Common Stock shall be issued pursuant to conversion of Series B Preferred Stock. Any fractional amount shall be paid in cash in an amount based upon the Initial Conversion Price plus the amount of accrued but unpaid dividends for that fractional share.

7.3

Antidilution Adjustments.

7.3.1

Subdivision, Combination or Reclassification of Common Stock.  If the Company shall, at any time or from time to time, (1) subdivide the outstanding Common Stock, (2) combine the outstanding Common Stock into a smaller number of shares, or (3) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each such case, the Conversion Price in effect at the time of the effective date of such subdivision, combination or reclassification shall be adjusted to that price which will permit the number of shares of Common Stock into which the Series B Preferred Stock may be converted to be increased or reduced in the same proportion as the number of shares of Common Stock is increased or reduced in connection with such dividend, subdivision, combination or reclassification.  Any such adjustment shall become effective immediately after the effective date of such subdivision, combination or reclassification.  Such adjustment shall be made successively whenever any event listed above shall occur.

7.3.2

Fractional Shares.  Notwithstanding any other provision of this Certificate, the Company shall not be required to issue fractions of shares upon conversion of any shares of Series B Preferred Stock or to distribute certificates which evidence fractional shares.  In lieu of fractional shares, the Company shall pay therefor, at the time of any conversion of shares of Series B Preferred Stock as herein provided, an amount in cash equal to such fraction multiplied by the fair market value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company.

7.4

Reorganization, Reclassification and Merger Adjustment.  If there occurs any capital reorganization or any reclassification of the Common Stock of the Company, the consolidation or merger of the Company with or into another Person (other than a merger or consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Common Stock) or the sale or conveyance of all or substantially all of the assets of the Company to another Person, then each share of Series B Preferred Stock shall thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock into which such share of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Company) shall be made to assure that the provisions set forth herein (including provisions with respect to changes in, and other adjustments of, the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Series B Preferred Stock.

7.5

Mechanics of Optional Conversion.  The option to convert shall be exercised by surrendering for such purpose to the Company, at the principal office of the Company, duly endorsed in blank or accompanied by proper instruments of transfer, and at the time of such surrender, the Person in whose name any certificate for shares of Common Stock shall be issuable upon such conversion shall be deemed to be the holder of record of such shares of Common Stock on such date, notwithstanding that the share register of the Company shall then be closed or that the certificates representing such Common Stock shall not then be actually delivered to such Person.

7.6

Reservation of Common Stock.  The Company shall at all times reserve and keep available for issuance upon the conversion of the shares of Series B Preferred Stock, the maximum number of its authorized but unissued shares of Common Stock sufficient to permit the conversion of all outstanding shares of Series B Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series B Preferred Stock.

7.7

No Conversion Charge or Tax.  The issuance and delivery of certificates for shares of Common Stock upon the conversion of shares of Series B Preferred Stock shall be made without charge to the holder of shares of Series B Preferred Stock for any issue or transfer, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Company.

8.

NOTICE OF CERTAIN EVENTS

8.1

Notice.  Prior to taking any of the following actions, the Company shall mail to each holder of shares of Series B Preferred Stock at such holder’s address as it appears on the transfer books of the Company, a written notice of such proposed action.

8.1.1

to declare or pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock,

8.1.2

to offer to the holders of Common Stock, as a class, rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options,

8.1.3

to effect any reclassification of its Common Stock,

8.1.4

to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company which would, if consummated adjust the Conversion Price or the securities issuable upon conversion of shares of Series B Preferred Stock, or

8.1.5

to effect the liquidation, dissolution or winding up of the Company.

8.2

Contents.  The written notice required by Section 8.1 shall specify:

8.2.1

the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants or, if a record is not to be taken, the date as of which the holders of shares of Common Stock or record to be entitled to such dividend, distribution or rights are to be determined, or

8.2.2

the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective, and such notice shall be so given as promptly as possible but in any event at least ten (10) business days prior to the applicable record, determination or effective date, specified in such notice.

IN WITNESS WHEREOF, this Certificate of Designation of Series B Preferred Stock has been executed on behalf of the Company on this 13th day of January, 2012.

MIRENCO, INC.

By: ________________________________

Dwayne L. Fosseen, CEO

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